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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

                                 SHARECOM, INC.

          We hereby consent to the incorporation by reference in this filing on Form S-8 of our report appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000.

                               /s/ Merdinger, Fruchter, Rosen & Corson
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                               Merdinger, Fruchter, Rosen & Corso